[EXHIBIT 99.1]

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Forrester Research, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)                                      the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)                                      the information contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George F. Colony

George F. Colony
Chairman of the Board of Directors and Chief Executive Officer

Dated: November 13, 2002

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